UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Amendment No. 1
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2008
VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535

(Commission File Number)	(I.R.S. Employer Identification No.)

100 S.E. Second Street, Miami, Florida	33131

(Address of Principal Executive Offices)	(Zip Code)
(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
ITEM 9.01. Financial Statements and Exhibits
Exhibit Index
SIGNATURE
EX-99.1 Item 8. Vector Group Ltd. Consolidated Financial Statements and Supplementary Data
EX-99.2 Item 15. Vector Group Ltd. Exhibits and Consolidated Financial Statement Schedules
EX-99.3 Liggett Group LLC Consolidated Financial Statements
EX-99.4 Vector Tobacco Inc. Consolidated Financial Statements
EX-99.5 Consent of PricewaterhouseCoopers LLP
EX-99.6 Consent of PricewaterhouseCoopers LLP
EX-99.7 Consent of PricewaterhouseCoopers LLP
EX-99.8 Item 9A Controls and Procedures

Explanatory Note: Vector Group Ltd. hereby files this Amendment No. 1 to its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2008, in order to include Item 9A. — Controls and Procedures for the year ended December 31, 2007.
ITEM 8.01. Other Events.
     Vector Group Ltd.’s (“Vector” or the “Company”) 11% Senior Secured Note due 2015 issued on August 16, 2007, as defined in Note 7, Notes Payable, Long-Term Debt and Other Obligations, to Vector’s consolidated financial statements included in Vector’s Annual Report on Form 10-K for the year ended December 31, 2007 (“Form 10-K”), have been fully and unconditionally guaranteed on a joint and several basis by all of its 100%-owned subsidiaries that are engaged in the conduct of the Company’s cigarette businesses. Pursuant to the terms of these guarantee agreements and prior to registering these guarantees with the Securities and Exchange Commission (“SEC”), the Company is required to present condensed consolidating financial information in its periodic reports filed with the SEC under Regulation S-X, Rule 3-10, “Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered.” This Current Report on Form 8-K/A updates Items 8, 9A and 15 of the Company’s Form 10-K to include this condensed consolidating financial information as Note 22, Condensed Consolidating Financial Information. The updates do not represent a restatement of previously issued financial statements.
     Items 8, 9A and 15 of the Company’s Form 10-K are set forth in Exhibit 99.1, 99.2 and 99.8 hereto and are incorporated by reference herein. The information contained in this Current Report on Form 8-K is presented as of December 31, 2007 and, except as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Company’s Form 10-K. Other than the note to the consolidated financial statements discussed above, there are no changes to the Company’s previously reported consolidated operating results, financial position, or cash flows. Therefore, this filing should be read together with other documents the Company has filed with the SEC subsequent to the filing of its Form 10-K. Information in such reports and documents updates and supersedes certain information in this document.
     Other Financial Statements of Certain Subsidiaries of Vector Group Ltd.
     The following financial statements for certain indirect 100%-owned subsidiaries of Vector are included pursuant to Regulation S-X, Rule 3-16, “Financial Statements of Affiliates Whose Securities Collateralize an Issue Registered or Being Registered.” See Note 7 to Vector’s consolidated financial statements.

Subsidiary	Exhibit
Liggett Group LLC	99.3

Vector Tobacco Inc.	99.4

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index.
Exhibit Index

Exhibit Number	Description

99.1	Item 8. Vector Group Ltd. Consolidated Financial Statements and Supplementary Data

99.2	Item 15. Vector Group Ltd. Exhibits and Consolidated Financial Statement Schedules

99.3	Liggett Group LLC Consolidated Financial Statements

99.4	Vector Tobacco Inc. Consolidated Financial Statements

99.5	Consent of Independent Registered Certified Public Accounting Firm.

99.6	Consent of Independent Registered Certified Public Accounting Firm.

99.7	Consent of Independent Registered Certified Public Accounting Firm.

99.8	Item 9A. Controls and Procedures

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

	By:	/s/ J. Bryant Kirkland III J. Bryant Kirkland III
Vice President and Chief Financial Officer

Date: April 8, 2008